                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below does hereby constitute and appoint ELBERT L. THOMAS, JR., JAMES F. KEEN, CLYDE A. BILLINGS, JR., and TERESA A. ROSENGARTEN, jointly and each of them severally, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to execute and sign the Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933, by First Tennessee National Corporation ("Corporation") relating to the issuance of 7,000,000 additional shares of the Corporation's Common Stock, par value $0.625 per share, pursuant to the First Tennessee National Corporation 1997 Employee Stock Option Plan ("Plan") and, further, to execute and sign any and all pre-effective and post-effective amendments thereto and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, or their or his or her substitute or substitutes, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Signature                                 Title                                    Date
         ---------                                 -----                                    ----
Ralph Horn                                Chairman of the Board, President            October 29, 1999
- ----------------------------              and Chief Executive Officer and a
Ralph Horn                                Director (principal executive officer)

Elbert L. Thomas                          Executive Vice President and                October 29, 1999
- ----------------------------              Chief Financial Officer
Elbert L. Thomas, Jr.                     (principal financial officer)

James F. Keen                             Senior Vice President and                   October 29, 1999
- ----------------------------              Corporate Controller (principal
James F. Keen                             accounting officer)


Robert C. Blattberg                       Director                                    October 29, 1999
- ----------------------------
Robert C. Blattberg


Carlos H. Cantu                           Director                                    October  29, 1999
- ----------------------------
Carlos H. Cantu




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

George E. Cates                           Director                                    October 29, 1999
- ----------------------------
George E. Cates


J. Kenneth Glass                          Director                                    October 29, 1999
- ----------------------------
J. Kenneth Glass


James A. Haslam, III                      Director                                    October 29, 1999
- ----------------------------
James A. Haslam, III


John C. Kelley, Jr.                       Director                                    October 29, 1999
- ----------------------------
John C. Kelley, Jr.


- ----------------------------              Director                                    October   , 1999
R. Brad Martin


Joseph Orgill, III                        Director                                    October 29, 1999
- ----------------------------
Joseph Orgill, III


Vicki R. Palmer                           Director                                    October 29, 1999
- ----------------------------
Vicki R. Palmer


Michael D. Rose                           Director                                    October 29, 1999
- ----------------------------
Michael D. Rose


William B. Sansom                         Director                                    October 29, 1999
- ----------------------------
William B. Sansom









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